                    SECURITIES & EXCHANGE COMMISSION
                          WASHINGTON, D.C.

                              FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report:  March 16, 2012

                       VILLAGE SUPER MARKET, INC.
           (Exact name of Registrant as specified in its charter)

New Jersey                       0-2633                    22-1576170
(State or Other jurisdiction     (Commission File No.)     (I.R.S. Employer
 of incorporation)                                          Identification No.)

                         733 Mountain Avenue
                    Springfield, New Jersey 07081
               (Address of principal executive offices)

             Registrant's telephone number, including area code:
                             (973) 467-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)
      under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On March 16, 2012, the Company announced that its Board of Directors declared quarterly cash dividends of $0.25 per Class A common share and $0.1625 per
Class B common share.  The dividends will be be payable on April 26, 2012 to shareholders of record at the close of business on April 6, 2012.

Item 9.01.  Financial Statements and Exhibits

     Exhibit No.        Description

     99.1               Press release issued by the registrant, dated
                        March 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VILLAGE SUPER MARKET, INC.

                                        By:  s/s Kevin Begley
                                             Name:   Kevin Begley
                                             Title:  Chief Financial Officer